                                                                   EXHIBIT 10.25

                           LEASE TERMINATION AGREEMENT

         This LEASE TERMINATION AGREEMENT (this "Agreement") is dated effective October 31, 2002, by and between BRUCE H. CARTER, AN INDIVIDUAL AND KEITH M. CARTER, AN INDIVIDUAL, succesors in interest to the Clint S. Carter and Esther Carter Family Trust ("Landlord") and INTRABIOTICS PHARMACEUTICALS, INC., a Delaware corporation ("Tenant").

                                    RECITALS

         A. Landlord and Tenant entered into that certain Lease Standard Industrial/Commercial Single Tenant Lease dated July 31, 1998 (the "Lease") for premises located at 1255 Terra Bella Avenue, Mountain View (the "Premises"), comprised of approximately 18,000 rentable square feet; and

         B. Landlord and Tenant now desire to amend and terminate the Lease according to the terms and conditions set forth herein. Capitalized terms used in this Agreement and not otherwise defined shall have the meanings assigned to them in the Lease.

                                    AGREEMENT

         NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

         1. EXPIRATION AND TERMINATION OF LEASE. Notwithstanding anything in the Lease to the contrary, and conditioned on satisfaction or waiver of each of the conditions precedent set forth in Paragraph 2 below, the Lease is hereby amended to change the expiration date of the Lease to October 31, 2002, which shall now be referred to as the "Termination Date." As of 5:00 p.m. PST on the Termination Date, Landlord and Tenant shall be released from each and all of their respective obligations (past, present and future) under the Lease, such that the Lease shall have no further binding effect or force.

         2. CONDITIONS PRECEDENT. Each of the following shall have occurred, as a condition precedent to the effectiveness of this Agreement:

                  2.1 SUBLEASE AGREEMENT. Tenant shall have entered into an agreement with ReShape, Inc. terminating the Sublease dated August 22, 2001 between ReShape and Tenant relating to the Premises and providing for a sublease of to Tenant of a portion of the Premises, on terms agreeable to ReShape and Tenant (the "Sublease Agreement"). The date of execution of the Sublease Agreement shall be referred to as the "Closing Date."

                  2.2 CONSIDERATION. On the Closing Date, Tenant shall surrender to Landlord the Security Deposit provided for in the Lease, consisting of cash in the amount of $41,040 and a letter of credit in the amount of $175,500. From and after Closing Date, Landlord shall be entitled to negotiate the letter of credit and shall retain all rights to the proceeds thereof.

                                       1.

                  2.3 FURNITURE. On the Closing Date, Tenant shall sell and deliver to Landlord all rights in and to the personal property of Tenant currently located in the Premises (the "Furniture") and Tenant shall deliver to Landlord a Bill of Sale substantially in the form of Exhibit "A" hereto transferring title to the Furniture to Landlord.

                  2.4 SURRENDER OF PREMISES. Notwithstanding anything to the contrary contained in the Lease, on the Closing Date, Tenant shall surrender the Premises in its current condition on the Termination Date.

         3. FULL RELEASE. Conditioned on satisfaction or waiver of each of the conditions precedent set forth in Paragraph 2, each of the parties signing below on behalf of itself and its employees, officers, directors, agents, predecessors, successors, parents, subsidiaries, affiliates, and all others hereby fully releases and discharges the other party and the other party's employees, officers, directors, agents, predecessors, successors, parents, subsidiaries, affiliates, and all others from any and all claims and demands of every kind and nature, known and unknown, suspected and unsuspected, disclosed and undisclosed, for any damages or other remedy whatsoever, arising out of or in any way related to the Lease. Each party acknowledges and agrees that the release it gives to the other party upon executing this Agreement applies to all claims for injuries, damages, or losses to his own person and property, real or personal (whether those injuries, damages, or losses are known or unknown, foreseen or unforeseen, patent or latent) which it may have against the other party. Each party waives application of California Civil Code Section 1542.

         Each party certifies that it has read the following provisions of California Civil Code Sections 1542:

                  "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

and indicates that fact by signing here:

                                                /s/ E.B.    [initials]
                                               -----------------------
                                                /s/ B.H.C.  [initials]
                                               -----------------------
                                                /s/ K.M.C. [initials]
                                               -----------------------

         4.       MISCELLANEOUS.

                  4.1 VOLUNTARY AGREEMENT. The parties have read this Agreement and the mutual releases contained in it, and on the advice of counsel they have freely and voluntarily entered into this Agreement.

                  4.2 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to the subject matters covered hereby and may be modified only by a written instrument signed by the party against whom enforcement of any modification is sought. Landlord and Tenant intend that, to the maximum extent possible, invalidity or unenforceability of any provision of this Agreement will not affect any other provision hereof.

                                       2.

                  4.3 ATTORNEY'S FEES. If either party commences an action against the other party arising out of or in connection with this Agreement, the prevailing party shall be entitled to recover from the losing party reasonable attorney's fees and costs of suit.

                  4.4 SUCCESSORS. This Agreement shall be binding on and inure to the benefit of the parties and their successors.

                  4.5 COUNTERPARTS. This Agreement may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Agreement shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Agreement as of the date first written above.

                                     LANDLORD:

                                       /s/ Bruce H. Carter
                                     ----------------------------------
                                     Bruce H. Carter

                                       /s/ Keith M. Carter
                                     ----------------------------------
                                     Keith M. Carter

                                     TENANT:

                                     IntraBiotics Pharmaceuticals, Inc.
                                     a Delaware corporation

                                     By: /s/ Eric Bjerkholt
                                        --------------------------------
                                     Name:   Eric Bjerkholt
                                     Title:  SVP & CFO

                                       3.

                                    Exhibit A

                                  BILL OF SALE

         For the sum good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, INTRABIOTICS PHARMACEUTICALS, a Delaware corporation ("Seller"), hereby bargains, sells, assigns, transfers and delivers to BRUCE H. CARTER AND KEITH M. CARTER ("Purchaser") all of Seller's right, title and interest in and to the property described on Exhibit 1 attached hereto (the "Property").

         SELLER IS SELLING THE PROPERTY ON AN "AS IS, WHERE IS" BASIS AND SELLER DISCLAIMS ALL WARRANTIES, REPRESENTATIONS AND GUARANTIES WHETHER EXPRESS OR IMPLIED. SELLER MAKES NO REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE AND NO IMPLIED WARRANTIES WHATSOEVER.

         TO HAVE AND TO HOLD all and singular the Property unto Purchaser, its successors, heirs, executors, administrators and assigns to their own proper use and benefit, forever.

         IN WITNESS WHEREOF, this Bill of Sale has been executed as of October 31, 2002.

                                  SELLER:

                                  INTRABIOTICS PHARMACEUTICALS, INC.

                                  By: /s/ Eric Bjerkholt
                                     -------------------------------
                                  Title:  SVP & CFO

                                  PURCHASER:

                                    /s/ Bruce H. Carter
                                  ----------------------------------
                                  Bruce H. Carter

                                    /s/ Keith M. Carter
                                  ----------------------------------
                                  Keith M. Carter

                                       4.

                                    EXHIBIT 1

                                    PROPERTY

COUNT                                                   DESCRIPTION
-----                                                   -----------

                                       5.

MISCELLANEOUS FURNITURE

QTY.                                       DESCRIPTION                                       P.O.
-------------------------------------------------------------------------------------------------
40     plastic chair            Jaz             Amber                 yellow                3973
-------------------------------------------------------------------------------------------------
40     plastic chair            Jaz             lilac                 Purple                3973
-------------------------------------------------------------------------------------------------
20     plastic chair            Jaz             smoke                 gray                  3973
-------------------------------------------------------------------------------------------------
4      chair dollies                                                                        3973
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
9      rectangular table        60"W x 24"D     Haworth 500           dk. gray/gray
-------------------------------------------------------------------------------------------------
1      table dollies
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
2      ractrack table           120"W x 42"D    Haworth 500           dk. gray/gray
-------------------------------------------------------------------------------------------------
1      ractrack table           120"W x 42"D    Haworth 500           dk. green/dk. gray
-------------------------------------------------------------------------------------------------
24     task chair, adjustable   Interval                              Haworth
-------------------------------------------------------------------------------------------------
20     task chair, adjustable   Interval                              Haworth
-------------------------------------------------------------------------------------------------
28     task chair, adjustable   Interval        maroon, w/o arms      Haworth
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
4      lobby lounge chair       Royale          Maharam Block Party   Plantation            4022
-------------------------------------------------------------------------------------------------
1      ocassional table         Round, 20"H                                                 4062
-------------------------------------------------------------------------------------------------
1      ocassional table         oval, 16"H                                                  4062
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
1      sofa                     77"W x 31"D     grn. Leather          Milano                4063
-------------------------------------------------------------------------------------------------
2      side chair               33"W x 31"D     grn. Leather          Milano                4063
-------------------------------------------------------------------------------------------------
2      side chair               33"W x 31"D     fabric, Pesto         Milano                4063
-------------------------------------------------------------------------------------------------
1      ocassional table         18"W x 22"H     Galerie               Haworth               4079
-------------------------------------------------------------------------------------------------
1      ocassional table         26"W x 16"H     Galerie               Haworth               4079
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
1      lateral file cabinet     2-dwr., 42"W    locking               Haworth                ?
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
1      lg. conference table     168"W x 48"D    semi-circ. Bases
-------------------------------------------------------------------------------------------------
1      credenza                 26"D x 60"W     4-dwr., cabinet,
                                                open.
-------------------------------------------------------------------------------------------------
2      rectangular table        60"W x 18"D     Hawroth 500           Haworth
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
5      3-shelf bookcase         36"W            beige                 Haworth                ?
-------------------------------------------------------------------------------------------------
13     4-shelf bookcase         36"W            beige                 Haworth                ?
-------------------------------------------------------------------------------------------------
1      5-shelf bookcase         36"W            beige                 Haworth                ?
-------------------------------------------------------------------------------------------------

                                       6.

30 - SINGLE OCCUPANT WORKSTATIONS, APPROX. 8' X 10', TYPICAL - HAWORTH PREMIS
PRODUCT: FABRIC: TATAMI; COLOR: SAFFRON; WORKSURFACE, PAINT, TOP CAP, KICK BASE, WALL TRACK: BEIGE

QTY.                                DESCRIPTION                             P.O.
--------------------------------------------------------------------------------
30        worksurface               30" x 60"        D-Top       Haworth    3919
--------------------------------------------------------------------------------
30        worksurface               24" x 36"        bridge      Haworth    3919
--------------------------------------------------------------------------------
30        worksurface               30" x 96"        regular     Haworth    3919
--------------------------------------------------------------------------------
30        make-a-corner (MAC)                                    Haworth    3919
--------------------------------------------------------------------------------
60        tackboard                 48" W                        Haworth    3919
--------------------------------------------------------------------------------
60        task light                48" W                        Haworth    3919
--------------------------------------------------------------------------------
30        overhead shelf            48" W                        Haworth    3919
--------------------------------------------------------------------------------
30        overhead stg.             48" W            locking     Haworth    3919
--------------------------------------------------------------------------------
30        lateral file cabinet      2-dwr., 42" W    locking     Haworth    3919
--------------------------------------------------------------------------------
30        fixed ped. cabinet        6"/6"/12"        locking     Haworth    3919
--------------------------------------------------------------------------------
30        task chair, adjustable    Interval         Bayou       Haworth    3919
--------------------------------------------------------------------------------
30        side chair                Improv           stacking    Haworth    3919
--------------------------------------------------------------------------------
asst'     hdwr.                                                  Haworth    3919
d
--------------------------------------------------------------------------------
asst'     fabric panel              64" H                        Haworth    3919
d
--------------------------------------------------------------------------------

1 - SINGLE OCCUPANT RECEPTION WORKSTATION, APPROX. 8' X 9', TYPICAL - HAWORTH PREMIS PRODUCT: FABRIC: TATAMI; COLOR: SAFFRON; WORKSURFACE, PAINT, TOP CAP, KICK BASE, WALL TRACK: BEIGE

QTY.                                 DESCRIPTION                              P.O.
----------------------------------------------------------------------------------
1        worksurface               24" x 72"        regular        Haworth    3917
----------------------------------------------------------------------------------
2        worksurface               30" x 48"        regular        Haworth    3917
----------------------------------------------------------------------------------
1        worksurface               12" x 72"        transaction    Haworth    3917
----------------------------------------------------------------------------------
1        make-a-corner (MAC)                                       Haworth    3917
----------------------------------------------------------------------------------
1        lateral file cabinet      2-dwr., 42" W    locking        Haworth    3917
----------------------------------------------------------------------------------
1        task chair, adjustable    Interval         bayou          Haworth    3917
----------------------------------------------------------------------------------
asst.    hdwr.                                                     Haworth    3917
----------------------------------------------------------------------------------
7        asst'd. fabric panel      42" H                           Haworth    3917
----------------------------------------------------------------------------------

                                       7.